Exhibit EE

                               AMENDED AND RESTATED
                           JOINT FILING AGREEMENT AMONG
                     LCO INVESTMENTS LIMITED, THE ERSE TRUST,
                     CAP ADVISERS LIMITED, ANTHONY M. PILARO,
                          THE LCP II TRUST, AMP TRUST AND
                             CAP CHARITABLE FOUNDATION


                  Agreement, dated as of January 17, 2003 among LCO Investments Limited, The ERSE Trust, CAP Advisers Limited, Anthony M. Pilaro, LCP II Trust, AMP Trust and CAP Charitable Foundation.

                              W I T N E S S E T H:

                  WHEREAS, this Agreement amends and restates the Joint Filing Agreement among LCO Investments Limited, The ERSE Trust, CAP Advisers Limited, Anthony M. Pilaro, LCP II Trust and AMP Trust, dated as of December __; 2001 and

                  WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one Statement and any amendments thereto need be filed whenever two or more persons are required to file such Statement or amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of them.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

                  LCO Investments Limited, the ERSE Trust, CAP Advisers Limited, Anthony M. Pilaro, LCP II Trust, AMP Trust and CAP Charitable Foundation do hereby agree, in accordance with Rule 13d-1(k) under the Act, to file one joint statement on Schedule 13D relating to their ownership of the Common Stock of BriteSmile, Inc., and do hereby further agree that Amendment No. 14 to Schedule 13D and any amendments hereafter required to be made to such joint statement shall be filed on behalf of each of them.

                                     LCO INVESTMENTS LIMITED


                                     By: /s/ Craigh Leonard
                                         ---------------------------------------
                                          Craigh Leonard, Attorney-in-Fact

                                     THE ERSE TRUST


                                     By: /s/ Craigh Leonard
                                         ---------------------------------------
                                          Craigh Leonard, Attorney-in-Fact

                                     CAP ADVISERS LIMITED



                                     By: /s/ Craigh Leonard
                                         ---------------------------------------
                                         Craigh Leonard, Attorney-in-Fact

                                     /s/ Craigh Leonard
                                     -------------------------------------------
                                     Anthony M. Pilaro, by Craigh Leonard,
                                     Attorney-in-Fact

                                     LCP II TRUST



                                     By: /s/ Craigh Leonard
                                         ---------------------------------------
                                         Craigh Leonard, Attorney-in-Fact

                                     AMP TRUST



                                     By: /s/ Craigh Leonard
                                         ---------------------------------------
                                         Craigh Leonard, Attorney-in-Fact

                                     CAP CHARITABLE FOUNDATION



                                     By: /s/ Craigh Leonard
                                        ----------------------------------------
                                        Craigh Leonard, Attorney-in-Fact